EXHIBIT 10.10
                                                                   -------------

                              EMPLOYMENT AGREEMENT
                              --------------------

                THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of December 2, 1998, between IDX INTERNATIONAL, INC., a Virginia corporation with principal offices located in Fairfax, Virginia (the "Company") and Hsin Yen (the "Executive").

                WHEREAS, EXECUTIVE TELECARD, LTD., a Delaware corporation with principal offices located in Denver, Colorado ("EXTEL"), the Company, IDX International, Inc. ("IDX") and stockholders of IDX, including the Executive (the "Sellers"), have entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the sale by the Sellers to EXTEL of all of the shares of capital stock of IDX pursuant to a merger of IDX with and into the Company (the "Merger"); and

                WHEREAS, EXTEL and the Company recognize that the Executive's management and other services have contributed to the goodwill inherent in the Company's business, which goodwill constitutes a substantial asset of IDX purchased by EXTEL; and

                WHEREAS, EXTEL has required the Executive to enter into this Employment Agreement as a condition precedent to the Merger under the Merger Agreement; and

                WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions for the employment relationship of the Executive with the Company.

                NOW, THEREFORE, it is AGREED as follows:

                1. Employment. The Executive is employed as the President of the Company for a period commencing on the date that the Merger is consummated and becomes effective (the "Effective Date") and ending on the third anniversary of the Effective Date. As the President of the Company, the Executive shall render executive, policy, and other management services to the Company of the type customarily performed by persons serving in such capacities. The Executive shall report directly to the Chairman (the "Chairman") of the Company's Board of Directors (the "Board of Directors"), and shall also perform such duties for the Company and its parent company and affiliated companies as the Board of Directors may from time to time reasonably direct. The Chairman and the Board of Directors shall have the right to change the Executive's duties and title, so long as the change not accompanied by any material decrease in the level of responsibility.


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                2. Location of Services.  During the term of this agreement, the
Executive shall perform services at the Company's various offices, particularly at the Company's principal office in Fairfax, Virginia, with travel to Denver, Colorado or such other locations as required by the type of services to be performed by Executive.

                3. Salary, Bonus and Benefits. The Company shall pay the Executive an annual salary equal to $175,000, with such increases as may be determined by the Board of Directors in its discretion (the "Base Salary"). The Base Salary of the Executive shall not be decreased at any time during the term of this Agreement from the amount then in effect, unless the Executive otherwise agrees in writing. Participation in deferred compensation, discretionary bonus retirement, and other employee benefit plans and in fringe benefits shall not reduce the Base Salary. The Base Salary shall be payable to the Executive not less frequently than monthly. The Executive will be eligible to earn a bonus for each fiscal year at the sole discretion of the Board of Directors. During the term of this Agreement, the Executive shall be entitled to such other benefits as approved by the Board of Directors and generally made available to other senior managers of the Company in accordance with the Company's policies, at the discretion of the Board of Directors.

                  4. Additional Performance Bonus. In the event that the Company's Revenue for each or one or more of the months of August, September and October 1999 exceeds, by $500,000 or more, the Projected Revenue for July 1999 and there is a corresponding excess of actual EBITDA over Projected EBITDA for such period, the Executive (together with the Executive Vice President of the Company, in such proportions as they mutually agree upon) shall be entitled to a bonus of 25,000 shares of common stock of EXTEL for each $500,000 by which the Company's Revenue for each or one or more of the months of August, September and August 1999 exceeds the Projected Revenue for July 1999 (where "Revenue," "Projected Revenue," "EBITDA" and "Projected EBITDA" shall have the meanings set forth in the side letter, dated as of June 10, by and among the Company, EXTEL and the Sellers).

                5. Standards. The Executive shall perform the Executive's duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Company's Board of Directors. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the Company's industry.

                6. Voluntary Absences; Vacations. The Executive shall be entitled to annual paid vacation of at least three weeks (fifteen week days) per year or such longer period as the Board of Directors may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Executive.


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

                7. Disability. If the Executive shall become disabled or incapacitated to the extent that the Executive is unable to perform the Executive's duties and responsibilities hereunder, the Executive shall be entitled to receive disability benefits of the type provided for other executive employees of the Company.

                8. Termination of Employment.

                       (a) The Board of Directors may terminate the Executive's employment at any time, subject to payment of the compensation described below.

                       (b) In the case of any termination by the Board of Directors other than "termination for cause" as defined below, or in the case of any termination by the Executive after a material breach of this Agreement by the Company, including without limitation by a demotion of the Executive below the rank of President, a reduction in Base Salary or a requirement to relocate ("termination with good reason"), the Executive shall continue to receive, for one year commencing on the date of such termination (the "Severance Period"), full Base Salary, any bonus that has been earned before termination of employment, and all other benefits and compensation that the Executive would have been entitled to under this Agreement in the absence of termination of employment (collectively, the "Severance Amount"). The Severance Amount shall not be reduced by any compensation which the Executive may receive for other employment with another employer after termination of employment with the Company. If during the term of this Agreement there is a "change in control" of the Company, and in connection with or within two years after such change of control the Company terminates the Executive's employment other than termination for cause or the Executive terminates with good reason, the Company shall be obligated, concurrently with such termination, to pay the Severance Amount in a single lump sum cash payment to the Executive. If the Company fails to make timely payment of any portion of the Severance Amount, the Executive shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Executive in taking action to collect such amount or otherwise enforce this Agreement. In addition, the Executive shall be entitled to interest on the amounts owed to him under this Agreement at the rate of 5% above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by the Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Executive.

                       (c) The Executive shall have no right to receive compensation or other benefits from the Company for any period after termination for cause by the Company or termination by the Executive other than termination with good reason, except for any vested retirement benefits to which the Executive may be entitled under any qualified employee pension plan maintained by the Company and any deferred compensation to which the Executive may be entitled.



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

                       (d)  The  term   "termination   for  cause"   shall  mean
termination by the Company because of the Executive's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, persistent refusal or failure materially to perform his duties and responsibilities to the Company which continues after the Executive receives notice of such refusal or failure, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or material breach of any provision of this Agreement.

                       (e) A "change in control," for purposes of this Agreement, shall be deemed to have taken place if any person other than EXTEL or one of its Affiliates becomes the beneficial owner of 35% or more of the total number of voting shares of the Company. For purposes of this paragraph, a "person" includes an individual, corporation, partnership, trust or group acting in concert, and a "beneficial owner" shall have the meaning used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

                9. Confidential Information and Inventions.

                       (a) Confidential Information. The Executive acknowledges that the information, observations and data obtained by him concerning the business and affairs of the Company, EXTEL, their Affiliates and their predecessors during the course of the Executive's performance of services for, or employment with, any of the foregoing persons (whether or not compensated for such services) are the property of the Company, EXTEL and/or the Affiliates, including information concerning acquisition opportunities in or reasonably related to the Company's and EXTEL's business or industry of which the Executive becomes aware during such period. Therefore, the Executive agrees that the Executive will not at any time (whether during or after the period of time in which the Executive is employed by the Company and not limited to the period of time in which the Executive receives Severance Payments) disclose to any unauthorized person or, directly or indirectly, use for the Executive's own account, any of such information, observations or data without the Company's consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a direct or indirect result of the Executive's acts or omissions to act or the acts or omissions to act of other senior management employees of the Company. The Executive agrees to deliver to the Company at the termination of the Executive's employment, or at any other time the Company or EXTEL may request in writing, all memoranda, notes, plans, records, reports and other documents, regardless of the format or media (and copies thereof), relating to the business of the Company, EXTEL, their Affiliates and their predecessors (including, without limitation, all acquisition prospects, contract proposals or bidding information; business plans, lists, contact information, and the identity, written lists, or descriptions of any customers, referral sources or organizations; financial statements, cost reports, or other financial information; training and operations


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methods and manuals;  personnel records; fee structures; and management systems, policies or procedures, including related forms and manuals) which the Executive may then possess or have under the Executive's control.

                       (b) Inventions and Patents. The Executive acknowledges that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) that relate to the Company's or EXTEL's actual or anticipated business, research and development or existing or future products or services and that are conceived, developed, made or reduced to practice by the Executive while employed by the Company or any of its predecessors ("Work Product") belong to the Company and the Executive hereby assigns, and agrees to assign, all of the above to the Company. Any copyrightable work prepared in whole or in part by the Executive in the course of the Executive's work for any of the foregoing entities shall be deemed a "work made for hire" under the copyright laws, and the Company shall own all rights therein. To the extent that any such copyrightable work is not a "work made for hire," the Executive hereby assigns and agrees to assign to the Company all right, title and interest, including without limitation, copyright in and to such copyrightable work. The Executive shall promptly disclose such Work Product and copyrightable work to the Board of Directors and at the sole cost of the Company perform all actions reasonably requested by the Board of Directors (whether during or after the period of time in which the Executive is employed by the Company and not limited to the period of time in which the Executive receives Severance Payments) to establish and confirm the Company's ownership (including, without limitation, assignments, consents, powers of attorney and other instruments). For purposes of this Agreement, "Affiliate" means any corporation or business entity that either controls or is controlled by the Company or EXTEL. For the purposes of this definition, "control" means the ownership, either directly or through an unbroken chain of control, of more than fifty percent (50%) of the equity interest or combined voting or management rights in an entity.

                10. Noncompetition and Nonsolicitation.

                       (a) Noncompetition. The Executive acknowledges that during the course of the Executive's employment with the Company and IDX, the Executive has become and will become familiar with, the Company's and EXTEL's trade secrets and with other information concerning the Company and EXTEL and that the Executive's services will be of special, unique and extraordinary value to the Company and that the Company's ability to accomplish its purposes and to successfully pursue its business plan and compete in the marketplace depend substantially on the skills and expertise of the Executive. Therefore, and in further consideration of the compensation being paid to the Executive, the Executive agrees that, during the period the Executive is employed by the Company and for a two (2) year period commencing on the date of termination (collectively, the "Noncompete Period"), the Executive shall not, directly or
indirectly,  as  principal,   agent,  trustee  or



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through  the agency of any  corporation,  partnership,  association  or agent or agency, (i) own, manage, control, participate in, consult with, render services for, or in any manner engage in any activity or business competing with the businesses of the Company, EXTEL or their Affiliates, or any business in which the Company, EXTEL or their Affiliates has commenced negotiations or has requested and received confidential information relating to the acquisition of such business within one (1) year prior to the Effective Date in any state or country where the Company, EXTEL or their Affiliates conduct business.

                       (b) Nonsolicitation. In further consideration of the compensation being paid to the Executive, for a two (2) year period commencing on the date of termination of employment with the Company, the Executive shall not directly or indirectly through another person, firm, association, corporation or other entity with which he or she is now or may hereafter become associated (i) request, advise, induce or attempt to induce any customer, supplier, licensee or other business relation of the Company, EXTEL or any of their Affiliates (each, a "Customer") to withdraw, curtail, cancel or otherwise cease such Customer's business with the Company, EXTEL and/or such Affiliate or in any way interfere with the relationship between any such Customer and the Company, EXTEL and/or such Affiliate, (ii) service, canvass, solicit or accept any business from any Customer for the purpose of competing with the Company, EXTEL or such Affiliate, (iii) disclose to any other person, firm, corporation or other entity, the name or address of any Customer for the purpose of competing with the Company, EXTEL or such Affiliate, (iv) solicit for employment or employ any person who is or was employed by the Company, EXTEL or such Affiliate at any time within the one (1) year period immediately preceding such solicitation of employment to leave the employ of the Company, EXTEL or such Affiliate and/or accept employment with the Executive or with such person, firm, association, corporation or other entity, or in any way willfully interfere with the relationship between any such person and the Company or EXTEL, or (v) initiate or engage in any discussions regarding an acquisition of, or the Executive's employment (whether as an employee, an independent contractor or otherwise) by, any businesses with which the Company, EXTEL or any of their Affiliates has entertained discussions or has requested and received confidential information relating to the acquisition of such business by the Company, EXTEL or such Affiliate upon or within the one (1) year period prior to the Effective; provided, however, that ownership of less than five percent (5%) of the outstanding stock of any publicly traded corporation shall not constitute a violation of this paragraph.

                       (c) Enforcement; Remedies. If, at the time of enforcement of Section 9 or Section 10 of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because the Executive's


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services  are unique  and  because  the  Executive  has  access to  confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of any provision of this Agreement. Therefore, in the event a breach or threatened breach of Sections 9 or 10 of this Agreement or of any other provision of this Agreement, the Company may, in addition to other rights and remedies existing in its favor and without waiver of any right or remedy which the Company may elect to pursue with respect thereto, apply to any court of competent jurisdiction (without posting a bond or other security) for all remedies available at law or in equity, including without limitation specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof under which it is entitled to seek enforcement.

                  11. Conditional Agreement; Acknowledgment. This Agreement and all of the rights, duties and obligations of the Company and the Executive contained herein are expressly conditioned upon the closing of the merger described in the Merger Agreement (the "Closing"). The Executive further acknowledges that the restrictive covenants set forth in Sections 9 and 10 of this Agreement are reasonably required for the protection of the legitimate business interests of the Company and EXTEL, and that such covenants were made by the Executive (or provision for such covenants was made) in part to induce EXTEL to enter into the Merger Agreement.

                12. Indemnification and Reimbursement of Payment on Behalf of the Executive. The Company shall be entitled to deduct or withhold or offset from any amounts owing from the Company or EXTEL to the Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to the Executive's compensation or other payments from the Company or EXTEL, including but not limited to, wages, bonuses, dividends, and similar amounts. The Executive shall indemnify the Company for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

                13. No Assignments. This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Executive all rights to receive payments hereunder shall become rights of the Executive's estate.

                14. Other Contracts. The Executive shall not, during the term of this Agreement, have any other paid employment other than with a subsidiary of the Company or EXTEL, except with the prior approval of the Board of Directors.

                15. Amendments or Additions; Action by Board of Directors. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by a majority vote of the Board of Directors shall be required in order for the Company to authorize any amendments


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or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement including any termination of employment with or without cause.

                16.  Section  Headings.   The  section  headings  used  in  this
Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

                17. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                18. Governing Law. This Agreement shall be governed by the laws of the State of Virginia (other than the choice of law rules thereof).

                IMPORTANT: THIS AGREEMENT CONTAINS VERY IMPORTANT TERMS GOVERNING YOUR EMPLOYMENT WITH THE COMPANY. SECTIONS 9 AND 10 CONTAIN PROVISIONS WHICH AFFECT YOUR ABILITY TO TAKE CERTAIN ACTIONS FOLLOWING THE TERMINATION OF THIS AGREEMENT. YOU SHOULD FEEL FREE TO SEEK ADVICE FROM YOUR ATTORNEY REGARDING ANY MATTER RELATING TO THIS AGREEMENT.

                BY EXECUTING THIS AGREEMENT, YOU ARE AFFIRMING THAT YOU HAVE HAD THE OPPORTUNITY TO REVIEW THIS AGREEMENT AND TO CONSULT WITH YOUR ATTORNEY IF YOU SO DESIRED, THAT YOU UNDERSTAND THE MEANING AND SIGNIFICANCE OF ALL OF ITS PROVISIONS, THAT NO REPRESENTATIONS OR PROMISES HAVE BEEN MADE TO YOU REGARDING YOUR EMPLOYMENT WHICH ARE NOT SET FORTH IN THIS AGREEMENT, AND THAT YOU ARE FREELY SIGNING THIS AGREEMENT TO OBTAIN EMPLOYMENT WITH THE COMPANY.

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                IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this
Agreement as of the date first written above.

                                         IDX INTERNATIONAL, INC.



                                         By:
                                            -----------------------------------


                                            -----------------------------------
                                                          Hsin Yen



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